                                                                  EXHIBIT 10.8.1


                               A G R E E M E N T


STATE OF SOUTH CAROLINA  )
                         )
COUNTY OF CHARLESTON     )

   THIS AGREEMENT, entered into this     [9th]      day of       [August]
                                     --------------        --------------------,
1994, by and between ASHLEY INDUSTRIAL DEVELOPERS, a partnership, Charleston, South Carolina, party of the first part (hereinafter called "Lessor") and MDT DIAGNOSTIC COMPANY, party of the second part (hereinafter called "Lessee").

                              W I T N E S S E T H
                              -------------------

                                      1.

                                LEASED PREMISES
                                ---------------

   Lessor hereby leases to Lessee and Lessee (Tenant) rents from Lessor (Landlord) real property at 7370-B SPARTAN BOULEVARD EAST, in the City of North Charleston, County of Charleston, and State of South Carolina, which is more fully described in Exhibit "A" (Plat of Tract C-2); together with the improvements located on such real property as shown on Exhibit "B" (Drawing of building as it presently exists); all attached hereto and made a part hereof, together with all the easements, restrictions, conditions, and covenants of public record, including aviation easements and glide path rights, if any, heretofore granted to the United States Government or its instrumentalities.

                                      2.

                          AGREEMENT TO LEASE AND TERM
                          ---------------------------

   (a) Lessor agrees to lease and rent the premises to said Lessee upon the terms and conditions herein contained, and Lessee agrees to lease and take said premises from Lessor upon the terms and conditions herein contained.

   (b)     The term of this lease shall commence    [1 September 1994]  , and
                                                 -----------------------
shall end on 31 December 1995, after which the term will be automatically extended for consecutive periods of ninety (90) days each until such time as Lessee delivers written notice to Lessor that Lessee will terminate such lease and vacate such premises, which notice shall set forth the date of such termination (which date shall be at least ninety (90) days after the date of such notice), and this lease thereafter shall terminate on the date set forth in such notice, on which date Lessee shall vacate the premises.

                                TRACT "C-2(B)"

                                      3.

                                     RENT
                                     ----

   (a) Except as otherwise specifically provided herein, Lessee agrees as of 1 September 1994, without demand to pay to Lessor as rental for the leased premises during the term of this lease the sum of Seventy-Two Thousand and No/100 ($72,000.00) Dollars per year, prorated based upon the actual portion of any year in which this lease is in effect; payable in equal monthly installments of Six Thousand and No/100 ($6,000.00) Dollars due in advance on the first (1st) day of each month; further, provided that the base rental set forth in Paragraph 3 shall be adjusted in the manner set forth in Paragraphs 14 and 15.

   (b) A security deposit in the amount of Twelve Thousand and No/100 ($12,000.00) Dollars shall be made and said deposit shall be applied to the last two (2) months rental under this Agreement.

   (c) All payments shall be made at, or mailed by United States Mail, to the following address: 3045 Ashley Phosphate Road, North Charleston, South Carolina 29418, or such other address as Lessor may from time to time designate to Lessee in writing.

   (d) Lessee shall pay documentary stamp tax, if applicable, or any tax levied on the rental, leasing, or letting of the premises whether local, state, or federal, required to be paid due to the execution hereof.

                                      4.

                             LESSOR'S IMPROVEMENTS
                             ---------------------

                                NOT APPLICABLE

                                      5.

                                USE OF PREMISES
                                ---------------

   Lessee shall have the right to occupy and use the premises for the purpose of manufacture, warehouse, outside storage and office functions common to Lessee's business and agrees that it will use the premises in a safe, lawful and reasonable manner, and commit no waste upon the premises.

                                TRACT "C-2(B)"

                                      6.

                    ALTERATIONS AND IMPROVEMENTS BY LESSEE
                    --------------------------------------

   Lessee shall be privileged to make interior nonstructural alterations to the premises, without the consent of the Lessor, provided that the alterations do not violate any building code or insurance regulation. In the event of such interior nonstructural alterations, Lessee shall remove such alteration and restore the premises to their original conditions at the expiration of the lease. Except as hereinabove provided, Lessee shall make no alterations, additions or improvements to the leased premises, except such as may be specifically provided for in this lease, without the prior written consent of Lessor which the Lessor shall not unreasonably withhold.

   Lessee shall hold Lessor harmless on account of any and all claims in connection with any alterations, additions, or improvements made by Lessee to the leased premises to which Lessor has given its consent and shall take reasonable steps to remove any and all liens resulting therefrom. Any increase in taxes or insurance occasioned by such alterations or improvements shall be the responsibility of the Lessee.

                                      7.

                     LESSEE'S PROPERTY AND TRADE FIXTURES
                     ------------------------------------

   Any and all property, goods, chattels and fixtures, including trade fixtures, placed in or upon and/or affixed to the leased premises by Lessee shall remain the exclusive property of Lessee, and Lessor shall have no interest of any kind therein. Lessee shall have the right to remove any or all such property, goods, chattels and fixtures, including trade fixtures, at any time, during the term of this lease, and/or at the termination thereof.

                                      8.

                             MAINTENANCE BY LESSEE
                             ---------------------

   (a) Lessee, at its sole cost and expense, shall be responsible for, but not limited to, the maintenance and repairs of the ventilation, plumbing, electrical, heating systems, doors, windows, interior walls and ceilings, during the term of the herein Lease Document. The Lessor warrants that all systems and equipment shall be in satisfactory working condition at the time that the lease commences. Lessee covenants to keep the premises, including parking lot, landscaping and sidewalk in a clean and orderly condition, free of dirt, rubbish, waste, snow and ice.

   (b) Lessor agrees at its sole cost and expense to keep and maintain the foundation, floors, roof areas, exterior walls, and sprinkler system of the premises in good condition excepting

                                TRACT "C-2(B)"
damage or destruction caused by the Tenant or major damage or destruction to the premises, which shall be controlled by Paragraph 16.

                                      9.

                RESTORATION OF PROPERTY AT TERMINATION OF LEASE
                -----------------------------------------------

   Lessee shall, at the termination of this lease, restore the leased premises to their condition at the commencement of the term of this lease, excepting, however, reasonable wear and tear, alterations, additions and improvements consented to by Lessor, damage or destruction from happenings and circumstances, including, but not limited to, fire, earthquake and acts of God, beyond the reasonable control and without the negligence of Lessee, and damage or destruction, notwithstanding any negligence of Lessee, caused by perils ordinarily covered under fire and extended coverage insurance policies, as set forth in Article 14 hereof. Lessor agrees to provide Lessee with copies of fire and extended coverage insurance policies.

                                      10.

                             RULES AND REGULATIONS
                             ---------------------

   Lessee, its officers, employees, agents and representatives shall comply with the rules and regulations promulgated by Lessor to govern the use and occupancy of the leased premises, to the extent such rules and regulations do not conflict with the provisions of this lease. Lessor shall not, however, put into effect or enforce any such rule or regulation which shall have the effect of impeding the reasonable use by Lessee of the leased premises.

                                      11.

                               LESSEE'S CONDUCT
                               ----------------

   Lessee shall pay all increases in Lessor's insurance premiums which may be caused by any use which said Lessee shall make of the leased premises which was not contemplated by Lessor and Lessee at the time of execution of this lease. Lessee shall not deface or injure the leased premises, or do anything or permit anything to be done upon the leased premises which shall create a nuisance.

                                      12.

                                   UTILITIES
                                   ---------

   Lessee shall pay for all utilities and services used or consumed by Lessee upon the premises and shall pay any charges made for the installation of new or additional connections or

                                TRACT "C-2(B)"
modification in such services made during the term hereof. Lessee shall pay Charleston County Solid Waste Disposal Fees incurred during Lessee's tenancy.

                                      13.

                          LESSOR'S ACCESS TO PREMISES
                          ---------------------------

   Lessor's employees, agent and representatives, as the case may be, shall have the right of entering the premises to make such repairs and alterations as may reasonably be required for the safety, care or preservation of the leased premises, to place "For Rent" signs of reasonable number and size on the leased premises for a period of sixty (60) days prior to the termination of this lease, or to show the leased premises to prospective tenants on a scheduled noninterference basis during the last 180 days period of the lease.

                                      14.

               RELEASE FROM LIABILITY AND WAIVER OF SUBROGATION
               ------------------------------------------------

   Lessor hereby releases Lessee from all liability arising out of loss of or damage to the leased premises caused by perils ordinarily covered under fire and extended coverage insurance policies (including, without limitation, any such loss or damage caused by the negligent or wrongful act or failure to act of Lessee, its officers, employees, agents and/or representatives). Lessor, with the consent of its insurance carriers, hereby waives all rights of subrogation of its insurance carriers in connection with such loss or damage, and agrees to obtain written evidence of such consent to waiver from its insurance carriers and to supply same to Lessee on request. Lessee hereby releases Lessor from all liability arising out of loss or damage to property of Lessee located on the leased premises caused by perils ordinarily covered under fire and extended coverage insurance policies (including, without limitation, any such loss or damage caused by the negligent or wrongful act or failure to act of the Lessor, its employees, agents and/or representatives). Lessee, with the consent of its insurance carriers in connection with such loss or damage, hereby waives all rights of subrogation of its insurance carriers in connection with such loss or damage, and agrees to obtain written evidence of such consent to waiver from its insurance carriers and to supply same to Lessor on request.

   Fire and extended coverage insurance is to be obtained by Lessor and the cost in excess of Nine Hundred Ninety-Seven and 11/100 ($997.11) Dollars for annual coverage shall be paid by Lessee in addition to the rental provided for under
Article 3 hereof.

                                      15.

                                     TAXES
                                     -----


                                TRACT "C-2(B)"

   Lessee shall pay in addition to the rental provided for under Article 3 hereof all real property taxes and assessments levied against or assessed upon personal and/or real property belonging to Lessor and located at or upon the leased premises, to the extent that such real property taxes and assessments exceed Two Thousand Eight Hundred Eighty-Five and 10/100 ($2,885.10) Dollars per year. Lessee shall pay all personal property taxes and assessments levied against or assessed upon personal property belonging to Lessee and located at or upon the leased premises. The real property taxes for the last year of occupancy or partial occupancy by Lessee shall be paid by Lessee at 100% of total cost for the actual period of occupancy, and Lessee also shall pay to Lessor an amount equal to the difference between the 6% (the assessment rate, which would have applied to the premises if this lease was not in effect on January 1st) and 10.5% (the assessment rate applicable to the premises as a result of this lease) property tax assessment incurred by Lessor for the balance of the year.

                                      16.

                     DAMAGE TO OR DESTRUCTION OF PREMISES
                     ------------------------------------

   If, during the term of this lease, the leased premises shall be destroyed or damaged, or partially destroyed or damaged, to such a limited extent that the repair of such destruction or damage and restoration of said premises to the operable condition for which the said premises were being used at the time of the destruction or damage can be accomplished with reasonable diligence, within ninety (90) days after such destruction or damage, Lessor shall promptly repair such destruction or damage and first cause said premises to be restored to the operable condition for which the said premises were being used at the time of the destruction or damage and second to substantially return the premises to their condition prior to the event causing the destruction or damage, provided, however, if such repair and restoration cannot be accomplished, with reasonable diligence, in time for the term of the lease to have at least one year to run upon completion of such repair and restoration, then the Lessor shall be privileged to elect not to so repair and restore, or Lessee shall be privileged to elect to terminate this lease as of the date of such damage. If, during the term of this lease, the leased premises shall be destroyed or damaged, or partially destroyed or damaged, to such an extent that the repair of such destruction or damage and the restoration of said premises to the operable condition for which the said premises were being used at the time of the destruction of damage cannot be accomplished, with reasonable diligence, within ninety (90) days after such destruction or damage, then Lessor shall promptly notify Lessee in writing of such fact, and Lessee shall have the sole right, during a period of thirty (30) days following such notification, to terminate this lease by written notice to Lessor declaring this lease to be terminated upon receipt by Lessor of such notice. For purposes of rental payments, such termination shall be deemed to be retroactive to the date of such destruction or damage, and any rental payments made thereafter shall be returned to Lessee. Unless such notice of immediate termination shall be given by Lessee to Lessor within such period, this lease shall continue in full force and effect. In the event the Lessee shall fail to give written notice to the Lessor of its election to terminate this lease within the thirty (30)

                                TRACT "C-2(B)"
day period as hereinabove provided or shall notify the Lessor in writing of its election not to terminate this lease, then the Lessor shall promptly repair such destruction or damage and cause said premises to be restored to substantially their condition prior to the event causing the destruction or damage, provided, however, if such repair and restoration cannot be accomplished in time for the term of the lease to have at least one (1) year to run upon completion of such repair and restoration, then the Lessor shall provide written notice to Lessee and then Lessor shall be privileged to elect not to so repair and restore, or Lessee shall be privileged to elect to terminate this lease as of the date of such destruction or damage. In the event that the extent of damages are such that the Lessor cannot repair them within a period of ninety (90) days, either party shall be privileged to cancel the within lease. If this lease shall terminate as provided in this Article, Lessor shall refund to Lessee all sums received by Lessor as rent or deposit under this lease in excess of rent due through the date of such termination, which rent due for any part of a month to be determined by prorating rent due for a full month on a daily basis.

   During any period of time that repairs are being made as aforesaid, and Lessee is unable to use the premises for the purposes intended, the rental payments due during the period of such repairs shall be abated in proportion to the loss of use of the premises by Lessee. Lessee's reasonable determination in this respect shall be final. If this lease shall terminate as provided in this Article, Lessor shall refund to Lessee all sums received by Lessor as rent or deposit under this lease in excess of rent due through the date of such termination, which rent due for any part of a month to be determined by prorating rent due for a full month on a daily basis.

                                      17.

                                 CONDEMNATION
                                 ------------

   If the whole of the leased premises or the whole of the building erected thereon shall be taken or condemned by any competent authority for any public or quasi-public use or purpose, then this lease shall terminate on the date when the possession of the premises shall be required for such use or purpose. If any part of the building less than the whole erected on the premises shall be taken or condemned by any competent authority for any public of quasi-public use or purpose and the part so taken cannot be replaced at some other location on the leased premises, within ninety (90) days after such taking, by the exercise of reasonable diligence by the Lessor, so as to render the leased premises, after replacing the part of the building so taken at the new location of the leased premises, suitable for use by the Lessee for the purpose for which the said premises were being used at the time of the taking or condemnation, then Lessee shall have the sole right to terminate this lease on the date when the possession of the part so taken shall be required for such use or purpose. If the leased premises other than the building or any part of the leased premises other than the building shall be taken or condemned by any competent authority for any public or quasi-public use or purpose so as to render the remaining portion of the leased premises unsuitable for use by the Lessee for the purpose for which the said premises

                                TRACT "C-2(B)"
were being used at the time of the taking or condemnation, then Lessee shall have the sole right to terminate this lease on the date when the possession of the part so taken shall be required for such use or purpose.

   The taking or condemning of a portion of the leased premises adjoining the street or road upon which the leased premises abut for the widening of said street or road, the effect of which will be to diminish the size of the area available for parking vehicles, shall not be construed as rendering the remaining portion of the leased premises unsuitable for use by the Lessee for the purpose for which the said premises were or condemnation, if Lessor shall make suitable replacement parking available to Lessee, within a reasonable distance, from the leased premises at no expense to Lessee. The taking or condemning of easements upon, in, over, and under the premises for the installation, operation and maintenance of which will not adversely affect the use of the buildings on the leased premises, shall likewise not be construed as rendering the remaining portion of the leased premises unsuitable for the use of the Lessee for the purpose for which the said premises were being used at the time of the taking or condemnation and there shall be no reduction in rent because of said taking. The taking or condemnation of easements upon or over the premises for aviation purposes, which do not affect the use of the buildings on the leased premise shall not be construed as rendering the remaining portion of the leased premises unavailable for the use by the Lessee for the purpose for which the said premises were being used at the time of the taking or condemnation and there shall be no reduction in rent because of said taking.

   If this lease shall terminate as provided in this Article, Lessor shall refund to Lessee all sums received by Lessor as rent or deposit under this lease in excess of rent due through the date of such termination, which rent due for any part of a month to be determined by prorating rent due for a full month on a daily basis. Such termination, however, shall be without prejudice to the rights of either Lessor or Lessee to recover compensation and damage caused by condemnation from the condemnor. It is further understood and agreed that neither the Lessee nor Lessor shall have any rights in any award made to the other by any condemnation authority.

                                      18.

                             BANKRUPTCY OF LESSEE
                             --------------------

   In the event a voluntary or involuntary petition in bankruptcy is filed against Lessee and said petition is approved in the court in which filed, or a receiver is appointed upon adverse petition and the appointment of such receiver is not vacated within thirty (30) days, or in the event Lessee makes an assignment for the benefit of creditors, Lessor reserves the right to terminate this lease forthwith and without notice if rental payments are not current.

                                      19.

                                TRACT "C-2(B)"

                           ASSIGNMENT AND SUBLETTING
                           -------------------------

   Lessee shall have the right to assign this lease and to sublet the leased premises, in whole or in part, but shall remain primarily liable to the Lessor for Lessee's obligation to make rental payments under this lease.


                                      20.

                                 HOLDING OVER
                                 ------------

                                NOT APPLICABLE

                                      21.

                               QUIET POSSESSION
                               ----------------

   Lessor covenants that Lessee, upon paying the rent and complying with the terms, covenants and conditions of this lease, shall and may peaceably and quietly have, hold, and enjoy the leased premises for the term provided for in
Article 2 hereof, and including any periods of holding over pursuant to Article 2(b) hereof.

                                      22.

                    LESSOR'S REMEDIES UPON LESSEE'S DEFAULT
                    ---------------------------------------

   In the event of default at any time by Lessee in the payment of the rent herein provided for or in the performance of any other of its agreements herein contained, Lessor shall have the right, after thirty (30) days notice in writing to Lessee, to either:

   (1) declare the term of this lease ended and re-enter and take possession of the leased premises, and Lessor will use its best efforts to release in a manner to mitigate Lessee's damages, or;

   (2)   pursue any remedy whatsoever provided for by law, or;

   (3) re-enter the leased premises and use its best efforts to relet the same for and on account of Lessee for the then full remaining portion of the term of this lease or for any shorter period, and to collect and receive payment of rent therefor and apply any and all monies so received as rent to the credit of Lessee for the rent accruing under the term of this lease, but no such reletting shall be construed as a termination of this lease or as a release of Lessee from Lessee's obligation to pay rent provided during the full term of this lease, or from Lessee's obligation to

                                TRACT "C-2(B)"
perform any other covenant herein contained, it being expressly understood and agreed that in the event of any re-entry by Lessor, such re-entry shall not operate to terminate this lease in any particular or alter the obligation of Lessee to perform its covenants to pay rent pursuant to the terms hereof unless Lessor expressly so elects pursuant to "(1)" or "(2)" above.

                                      23.

                     WAIVER OF BREACH AND TIME OF ESSENCE
                     ------------------------------------

   No waiver of any breach of breaches of any provision, covenant or condition of this lease shall be construed to be a waiver of any succeeding breach of such provision, covenant or condition, or of any other provision, covenant and condition, and time is of the essence for each and every provision, covenant and condition herein contained and on the part of either Lessor or Lessee to be done and performed.

                                      24.

                                    NOTICES
                                    -------

   All notices, demands or communications of any kind which may be required or desired to be served, given or made by Lessee upon or to Lessor, under the terms of or in connection with this lease, shall be sufficiently served, given or made (as an alternative to personal service upon Lessor) if sent by certified or registered United States Mail, Return Receipt Requested, addressed to 3045 Ashley Phosphate Road, North Charleston, South Carolina 29418 (or to such other address as may hereafter from time to time be designated for this purpose by Lessor to Lessee in writing). All notices, demands or communications of any kind which may be required or desired to be served, given or made by Lessor upon or to Lessee, under the terms of or in connection with this lease, shall be sufficiently served, given or made (as an alternative to personal service upon Lessee) if sent by certified or registered United States Mail, Return Receipt Requested, to MDT Diagnostic Company at the premises or at such other address or addresses as may be specified from time to time, in writing, to other party.

                                      25.

                  SUCCESSORS TO PARTIES AND ENTIRE AGREEMENT
                  ------------------------------------------

   Each of the provisions, covenants and conditions of this lease shall extend to and bind and inure to the benefit of, as the case may be, not only the parties hereto, but each and every one of the heirs, personal representatives, legatees, successors and assigns of the respective parties hereto, and whenever in this lease a reference to either of said parties is made, such reference shall be deemed to include also, wherever applicable, a reference to the heirs, personal

                                TRACT "C-2(B)"
representatives, legatees, successors and assigns of said parties, the same as if in every case so expressed.

                                      26.

                        LANDLORD - TENANT RELATIONSHIP
                        ------------------------------

                                NOT APPLICABLE

                                      27.

                            SOUTH CAROLINA CONTRACT
                            -----------------------

   The laws of the State of South Carolina shall govern the construction of the provisions of this lease and this lease contains the entire agreement of the parties hereto and no representations, inducements, promises, or agreements, oral or otherwise, between the parties, not embodied herein, shall be of any force or effect.


   IN WITNESS WHEREOF, [CAROLINA] INDUSTRIAL DEVELOPERS, a partnership, has caused this instrument to be executed and delivered in its name by C. Ronald

Coward, one of its partners, and MDT DIAGNOSTIC COMPANY by J. Miles Branagan,

its Chairman, President, has caused this instrument to be executed and delivered in its name and its corporate seal to be hereunto affixed, all of which has been done in duplicate original the day and year first above written.


SIGNED, SEALED AND DELIVERED         CAROLINA INDUSTRIAL DEVELOPERS,
IN THE PRESENCE OF:                  a Partnership:

/s/ Roger L. Eggena                  By:/s/ C. Ronald Coward
- ------------------------                ---------------------------------------
                                            C. Ronald Coward
                                            One of its Partners  (Lessor)

/s/ Gary F. Caccamise
- ------------------------
As to Lessor

                                TRACT "C-2(B)"

                                    MDT DIAGNOSTIC COMPANY:

                                    By:/s/ J. Miles Branagan
                                    --------------------------------------------
                                           J. Miles Branagan
                                           Chairman, President   (Lessee)

/s/ Roger L. Eggena
- ----------------------------



/s/ Gary F. Caccamise
- ----------------------------
    As to Lessee


                                TRACT "C-2(B)"

STATE OF SOUTH CAROLINA        )

COUNTY OF CHARLESTON           )


   PERSONALLY appeared before me            [Roger L. Eggena]
                                ----------------------------------------------,

and made oath that (s)he saw the within named [CAROLINA] INDUSTRIAL

DEVELOPERS, a Partnership, by C. Ronald Coward, one of its Partners, sign, seal and as its act and deed, deliver the within written instrument; and that

deponent with    [Gary F. Caccamise]
              ----------------------------------------------------------------,

witnessed the execution thereof.


                                            /s/ Roger L. Eggena
                                            -----------------------------------
SWORN to before me, this  [9th]
                         ------------

day of     [August]       , 199[4]   .
      --------------------     ------

     /s/ Janet M. Hall
- -------------------------------------
Notary Public for South Carolina

My Commission Expires: [My commission expires July 11, 2001]
                       -------------------------------------



STATE OF [SOUTH CAROLINA]                     )

COUNTY OF [CHARLESTON]                        )

  PERSONALLY appeared before me                     [Roger L. Eggena]
                                ---------------------------------------------,

and made oath that (s)he saw the within named MDT DIAGNOSTIC COMPANY by J.

Miles Branagan, its Chairman, President, sign, the within instrument, and the said corporation, by said officers,


                                TRACT "C-2(B)"
seal said instrument, and, as its act and deed, deliver the same; and that

deponent with    [Gary F. Caccamise]                 , witnessed the execution
              ---------------------------------------

thereof.

                                            /s/ Roger L. Eggena
                                            ------------------------------------
SWORN to before me, this  [9th]
                         -------------------

day of     [August]      , 199[4]     .
       ------------------     --------

/s/ Janet M. Hall
- --------------------------------------------

Notary Public for [South Carolina]



My Commission Expires: [My commission expires July 11, 2001]
                       -------------------------------------

                                TRACT "C-2(B)"

                                   EXHIBIT A
                                   ---------

                       [PLOT OF TRACT C-2 APPEARS HERE]

                                   EXHIBIT B
                                   ---------

                      [DRAWING OF BUILDING APPEARS HERE]